UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

              Investment Company Act file number 811-06041
                                                -----------

                    The Central Europe and Russia Fund, Inc.
              ---------------------------------------------------
              (Exact name of registrant as specified in charter)



                     345 Park Avenue, New York, NY 10154
              ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code: (800) 349-4281
                                                           ----------------



                       Bruce A. Rosenblum, Fund Secretary
                  Deutsche Investment Management Americas Inc.

                       345 Park Avenue, New York, NY 10154
                      ------------------------------------
              (Address of principal executive offices) (Zip code)



                        Date of fiscal year end: 10/31
                                                -------

                        Date of reporting period: 10/31/04
                                                  ---------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
                                 [LOGO OMITTED]


                             THE CENTRAL EUROPE AND
                                RUSSIA FUND, INC.

                                  ANNUAL REPORT

                                OCTOBER 31, 2004

           [LOGO OMITTED]                             THE CENTRAL EUROPE AND
                                                      RUSSIA FUND,INC.



LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                               December 15, 2004
Dear Shareholders,
   We are pleased to report that for the fiscal year ended October 31, 2004, The Central Europe and Russia Fund, Inc.'s total return based on net asset value per share rose 35.2% in US dollar terms. The fund's benchmark, the new index blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30), rose 32.7% during the same period. The Central European and Russia region continued to outperform developed markets: for the same period, the Standard & Poor's (S&P) 500 index rose 7.6%, and the Morgan Stanley Capital International (MSCI) Europe Index rose 20.3% in US dollar terms.
   The fund's strong outperformance was due to both country allocation and stock selection. In Russia, high energy prices continued to support the economy and helped generate record revenue flows. Gross domestic product (GDP) rose by 7.6% year-over-year (y-o-y) during the first half of calendar 2004, and despite the economic slowdown in the third quarter, the Russian government's 2004 year-end forecasts still call for growth to come in at 6.8%. With foreign exchange reserves surpassing the $100 billion mark, and the budget surplus almost doubling to $12 billion in the first half of the calendar year, this strong macroeconomic setting and record company earnings paced the market. Central Europe was the fund's best performing region, buoyed by strong GDP growth and modest inflationary pressure, despite higher energy prices. The economies of Hungary, Poland and the Czech Republic have all seen strong external demand and a high level of foreign investment. All three nations are taking an aggressive fiscal and monetary approach in order to meet the criteria to enter the European Union (EU) and adopt the euro, which bodes well for long-term investment prospects. In Hungary, the National Bank has aggressively cut interest rates over the course of the year, and is expected to continue to do so as long as inflation levels remain modest. The strength of the forint and a stellar crop harvest have helped to mitigate the impact of higher oil prices and lowered the consumer price index (CPI). In Poland, the fiscal environment improved, inflation levels dropped, and the political environment stabilized, all helping to attract investors during the period. Industrial production was also a strong point, driven in part by high foreign demand for exports. After lackluster GDP growth in 2003, the Czech economy rebounded with its highest quarterly rate of growth in three years at 4.1% y-o-y during the second calendar quarter. Particularly encouraging was the high increase in fixed capital formation from 9.6% to 12.8% in the first calendar quarter, which is a good indicator of sustaining GDP growth.
   As previously reported, in April, the fund initiated a position in Turkey, where we believe there is a strong long-term investment opportunity. In preparation for possible entry into the EU, Turkey underwent various levels of reform and met the fiscal, political and social criteria for membership talks to begin. A specific date is expected to be announced at the December 17 EU summit. This was a catalyst for increased foreign direct investment (FDI) and improved transparency, making for a clearer and more stable macroeconomic environment. In addition, dynamic export growth and a healthy fiscal climate helped to expand the economy by 12.5% during the first half of 2004. Coupled with current inflation levels (which are at historically low levels and are expected to meet year-end targets), all make for an attractive investment case. The current account deficit remains a concern and is expected to come in at more than 4% of GDP for calendar 2004.
   The Central Europe and Russia Fund's discount to net asset value averaged 12.6% during the fiscal year ended October 31, 2004, compared with 13.9% for the same period last year.
   Sincerely,



   /S/Christian Strenger              /S/Julian Sluyters

   Christian Strenger                 Julian Sluyters
   Chairman                           President and Chief Executive Officer

--------------------------------------------------------------------------------
  FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                                WWW.CEEFUND.COM
--------------------------------------------------------------------------------

FUND HISTORY AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------
Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the product's most recent month-end performance.

TOTAL RETURNS:
                                                                  FOR THE YEARS ENDED OCTOBER 31,
                                             ------------------------------------------------------------------------
                                               2004            2003            2002            2001            2000
                                             ---------        ---------      ---------      -----------     ---------
Net Asset Value(a) ........................  35.20%(b)        44.88%         17.05%         (14.31)%          .94%
Market Value ..............................  18.73%           60.38%         23.43%          (7.79)%        (5.00)%
Benchmark .................................  32.73%(1)        40.65%(2)      14.68%(3)      (20.40)%(4)      2.05%(5)

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividend and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.



-----
 (1) Represents an arithmetic composite consisting of 70% CECE*/30% RTX** for the 5 months ended 3/31/04 and 45% CECE/45% RTX/10% ISE National 30*** for the seven months ended 10/31/04. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.

 (2) Represents an arithmetic composite consisting of 85% CECE/15% RTX for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.

 (3)   Represents the CECE Index.

 (4) Represents an arithmetic composite consisting of a customized MSCI index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria. The Fund changed its benchmark from a customized MSCI Index to the CECE Index on January 1, 2001.

 (5) Represents a customized MSCI Index. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria.

   * The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange as well.

  ** The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

 *** The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is not diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

--------------------------------------------------------------------------------

STATISTICS:
Net Assets ......................................................  $292,077,201
Shares Outstanding ..............................................    10,197,209
NAV Per Share ...................................................        $28.64

DIVIDEND AND CAPITALGAIN DISTRIBUTIONS:
RECORD         PAYABLE                       ORDINARY     LT CAPITAL
  DATE          DATE                          INCOME         GAINS        TOTAL
--------     --------                        --------    -----------     ------
12/22/03     12/31/03 .....................   $0.22              --       $0.22
11/19/01     11/29/01 .....................   $0.23              --       $0.23

OTHER INFORMATION:
NYSE Ticker Symbol ..................................................       CEE
NASDAQ Symbol .......................................................     XCEEX
Dividend Reinvestment Plan ..........................................       Yes
Voluntary Cash Purchase Program .....................................       Yes
Annual Expense Ratio (10/31/04)* ....................................     1.27%


--------
* Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2004 (AS A % OF PORTFOLIO)
--------------------------------------------------------------------------------
1. Lukoil (ADR)                      13.1%   6. Telekomunikacja Polska      4.2%
2. Surgutneftegaz (ADR)              11.3%   7. OTP Bank                    3.4%
3. JSC MMC Norilsk Nickel (ADR)       6.9%   8. OAO Gazprom (ADR)           3.1%
4. Polski Koncern Naftowy             4.9%   9. Komercni Banka              2.9%
5. Bank Pekao                         4.7%  10. Transneft                   2.5%

[GRAPHIC OMITTED]

10 Largest Equity Holdings and Country Breakdown are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------
Q: BEGINNING IN 2005, THE TURKISH LIRA WILL LOSE SIX ZEROS AND THE NEW CURRENCY WILL BE DENOTED AS NEW TURKISH LIRA. WHAT IS THE REASON FOR THE RE-DENOMINATION OF THE CURRENCY?

A: The inflationary process, which began in Turkey in the 1970s, forced everybody to learn digits used in astrophysics. Economic values were expressed in terms of billions, trillions and even quadrillions. The cash demand in the economy was met by new banknotes in larger denominations, which were put to circulation almost every two years beginning in 1981. The enormous figures with all the zeros led to a variety of problems, including challenges for accounting, information technology and statistical recordkeeping. As a result of the significant decline in inflation from chronically high levels, and the steadily rising confidence in the Lira, the decision to re-denominate the currency was presented as part of a tight economic program backed by the International Monetary Fund. As a result, the government passed legislation that envisions the re-denomination of the currency by December 31, 2004. This move could not only ease dealing with and interpreting astronomical numbers, but should raise the credibility of the national currency.

Q: WILL THE RE-DENOMINATION CAUSE INFLATION?

A: The re-denomination of the Lira should not have any noticeable effect on inflation, as the operation is simply a zero-removal process. The only potential effect on the general level of prices could be the rounding up (or down) of prices post-re-denomination. Furthermore, the requirement to express prices of all goods and services in terms of both the Turkish Lira and the New Turkish Lira should help to avoid the exploitation of the potential rounding up possibilities, especially given the increasingly competitive nature of the domestic market.

Q: WITH OIL PRICES STILL HOVERING AT NEAR RECORD LEVELS, THERE IS AN ONGOING DISCUSSION AMONG POLICY MAKERS REGARDING THE FUTURE OF THE OIL STABILIZATION FUND IN RUSSIA. COULD YOU PLEASE GIVE US AN UPDATE REGARDING THE LATEST DEVELOPMENTS?

A: The enabling legislation for the stabilization fund set a core sum of RUB500bn to be first built up, then indefinitely maintained, and only drawn down to smooth public spending in the event of the Urals oil price falling below $20/bbl. Based on the government's oil price forecasts at the time the legislation was drafted, up to three years would have been required to amass the core sum. However, at the end of October, the oil stabilization fund had reached RUB400bn, and is currently expected to reach the RUB500bn target in December, less than a year after the fund's launch. The rapid accumulation of the stabilization fund recently triggered discussions on when and why the excess oil stabilization fund could be tapped. At the beginning of November, Finance Minister Alexei Kudrin announced proposals, which were backed by the Central Bank of Russia, President Putin as well as key players in the government. The proposals agreed to preserve the integrity of the fund in its core functions as a fiscal stabilizer. Additionally, it was confirmed that the fund will be used to fund external debt repayment. This was emphasized again in President Putin's speech at the Congress of Russia's Union of Industrialists, when he called for strict fiscal discipline and categorically ruled out the idea of investing windfall oil revenues in domestic spending. Fiscal discipline is widely recognized as central to Russia's strong economic performance since 1999. As such, the recent events are an important and positive macroeconomic policy development for Russia.

Q: WE HAVE RECENTLY SEEN A DROP IN OIL PRICES. WHAT IMPACT DOES THAT HAVE ON YOUR PORTFOLIO, AND YOUR TOP NAMES IN THE HOLDINGS?

A: The change in international oil prices has had an effect not only on oil companies, but on the broader Russian economy because of its high exposure to the oil sector. The lower international oil price implies a weakening of Russia's current account and thus, a weaker ruble. Specifically for our stock holdings, the net effect of the currently observed weakening in international oil prices on the profitability of the Russian oil companies should not be that dramatic. The Russian tax legislation for the oil sector dictates that the Russian oil companies are only able to secure 10 cents in additional earnings out of each incremental $1/bbl increase in oil price above $25/bbl. Therefore, the companies with the highest operating costs and, consequently, narrower margins, are the most sensitive to a change in the oil price at the net income level.

Sandra M. Schaufler, Chief Investment Officer of the Central Europe and Russia Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

CZECH REPUBLIC:

GDP growth in Q2 of 2004 defied expectations with a gain of 4.1% (y-o-y), compared with 3.5% in the previous quarter. Not surprisingly, the second quarter was also one of excellent industrial activity, although consumer sentiment remained subdued. GDP growth may hover near 4.0% for the third and fourth quarters, bolstered by the solid industrial activity -- and perhaps some improvement in demand from the EU.

Inflation (CPI) increased during the summer, reaching 3.5% (y-o-y) in October, and the Czech Central Bank made another tightening move in response to this inflationary uptick. Additionally, the state budget deficit reached 7% of GDP by the end of the second quarter, although improved tax revenues slowed the deficit's expansion in July and August. The medium-term trend points to a current account deficit of more than 5.0% of GDP. While this is a bit unnerving, the Czechs have not yet had any difficulty in funding the current account deficit because of fairly stable flows from foreign direct investment (FDI).

HUNGARY:

Hungary's economy continues to grapple with its three principal challenges: the government budget deficit, the current account deficit and inflation pressures. The CPI peaked in May, but from July to August, the rate remained unchanged, indicating that inflation had stabilized and could decline slowly. This scenario was confirmed by a stronger-than-expected decline in the CPI in September. The National Bank of Hungary (NBH) remains concerned about the relatively high level of inflation, although there are now some signs that the inflationary pressures -- created by the rapid wage growth seen earlier this year -- are easing. Inflation, combined with a firmer forint, prompted the NBH to extend its interest-rate-cutting cycle.

On the twin deficit front, the current account remains a problem, with the gap widening from 8.8% of GDP in the first quarter to 10.5% in the second quarter. There is less pressure from fiscal developments. After a run in the spring, when the second quarter budget gap reached 12.0% of GDP, the average shortfall for July and August came to 4.5% of GDP. Just the same, the yearly number will probably be slightly more than 6.0%, and could climb even higher in 2005. As a result, a weaker forint cannot be ruled out going forward. However, the NBH would probably not hesitate to raise interest rates again if currency weakening became excessive. In the past, this tactic has proved to be successful in providing support to the forint. Overall, Hungary remains vulnerable to any weakening of investor sentiment or international conditions due to its tenuous economic situation.

POLAND:

The Polish economy maintained a strong pace in the second quarter, with GDP growth of 6.1% (y-o-y), albeit lower than the first quarter's 6.9%. The headline figure again exceeded expectations, and was aided by the ongoing expansion in industrial output and robust domestic consumption. That said, the pace of fixed investment is still lagging, which leaves questions about the capacity for future economic growth. The growth in domestic demand by both consumers and industry also meant a widening of the current account deficit in the second quarter. The rate of expansion bears watching, but recent data point to some slowing in the pace of the economy, which could be healthy for an economy that was starting to show signs of overheating. Additionally, the National Bank of Poland (NBP) may grow less aggressive in its interest-rate-raising decisions. Still, inflation, pushed by high energy and commodity prices, is still running ahead of target and the NBP likely will be watching to see if some of the externally-driven materials-cost increases become embedded in core inflation.

There was positive news on the government budget side. Partly due to the strong economy, which has led to better-than-expected tax revenues, the budget deficit has been coming in ahead of forecasts, with the second quarter gap down to 4.1% of GDP, after hitting 5.4% in the first quarter. In July and August, the budget deficit averaged 4.2%, meaning the full-year figure has a chance to come in under the targeted deficit of 5.6% of GDP. The zloty strengthened during the third quarter, which has served to mute the rise in import prices and does not seem to have hurt exports too much. The zloty's strength seems related to investment inflows, in terms of both FDI and portfolio. We attribute zloty strength to a more stable political environment, better-than-expected fiscal performance and a sustainable current account outlook.

RUSSIA:

The Russian economy is being propelled by high export revenues generated from highly priced commodities (oil and also metals). GDP growth was 7.4% in the second quarter, in which reflected no change from the previous quarter. The current account surplus remained healthy, even though

--------------------------------------------------------------------------------

the smaller import bill was rising more rapidly. Industrial production growth was slightly lower than the GDP trend, while consumer spending remained buoyant. This strong demand made it harder to rein in prices, despite an official goal of cutting the CPI to 10.0% by year end. The y-o-y CPI figure moved from 10.2% in June to 11.6% in October --well above the expected target.

The benefits of the strong economy are felt in the state budget, however. Whereas at the beginning of the year, the goal was a surplus of less than 1.0% of GDP, it now appears that the budget surplus will exceed 3.0% of GDP for the year. In fact, the government's stabilization fund, a cushion for debt repayment needs, could reach 500 billion rubles (roughly $17 billion) by year end. On balance, the economic outlook looks healthy, albeit increasingly dependent on commodity prices, with the main concerns focused on the stubbornly high level of inflation and the implementation of structural reforms.

Politically, the country's direction has turned more authoritarian, with the Putin government centralizing more power and further limiting media freedoms. While this is seen as problematic in the West, Russians generally view this as increasing stability. However, the centralization has detracted attention away from the much delayed reform agenda. Certainly, challenges to Putin's political dominance are viewed with hostility by the government; the case of Yukos and its jailed indirect major shareholder Mikhail Khodorkovsky underscore this hostility. Government efforts to promote more transparency and better management in business circles -- and to attract foreign capital -- seem to have hit a snag in the aftermath of the Yukos case. Recent investment agreements between Russian and multi-national firms in the energy sector in particular seem to suggest that new rules have emerged. However, the risk of another oligarch being targeted (i.e. the Yukos case not being unique) could seriously undermine the enhanced investment case for Russia.

TURKEY:

Industrial sector activity continued at a strong pace, fueled by robust exports. During the second quarter, growth in this sector was up 16.2%, a pace that must slow given the capacity utilization rate, which now exceeds 80.0%. Durable goods production remained robust, especially in the arena of consumer electronics and automotive. (This trend could be softened in coming months, however, due to the recent lira appreciation.)

After posting GDP growth of 12.5% during the first half of 2004, full-year growth of more than 9.0% appears possible. The positive trend in inflation became less pronounced due to rising commodity import prices and summertime food prices dropping less than usual. Moreover, the WPI has edged above 12.0% y-o-y, meaning the latest move up in the CPI, from the 32-year low of 8.9% in June to 10.0% in August, may be hard to immediately reverse. The official target, however, of 12.0% for year end, still looks feasible.

On the fiscal side, Turkey restrained its spending and raised its revenues enough to exceed its goal of a primary surplus of 6.5%. The drop in funding costs helped, as did improved tax receipts resulting from the booming economy. Government discipline was also instrumental. The one weak spot in Turkey's economic picture is the current account deficit, which could more than double this year despite inflows from tourism and other investment accounts could become a concern if it expands further in 2005.

On the political side, EU negotiations appeared at risk for a short time in September, when Prime Minister Erdogan seemed determined to push through a clause in the new penal code which would have made adultery a criminal offense. This issue became a point of heated contention within the EU. In the end, this clause was removed, and the penal code, otherwise tailored to EU requirements, was passed.


SPECIAL CONSIDERATIONS
The observations in this letter reflect our own opinions and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE             DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------             ------------------------                ------------------------------------

Detlef Bierbaum, 62(1)(2)       Partner of Sal. Oppenheim Jr. & Cie     Director, The Germany Fund, Inc. (since 1986). Member,
Class I                         KGaA (investment management).           Supervisory Board, Tertia Handelsbeteiligungsgesellschaft
                                                                        mbH (electronic retailor). Member, Supervisory Board,
                                                                        Douglas AG (retailer). Member, Supervisory Board, LVM
                                                                        Landwirtschaftlicher Versicherungsverein (insurance).
                                                                        Member, Supervisory Board, Monega KAG. Member of Supervisory
                                                                        Board, AXA Investment Managers GmbH (Investment Company).
                                                                        Chairman of Supervisory Board, Oppenheim
                                                                        Kapitalanlagegesellsehaft mbH (investment company). Chairman of Supervisory Board, Oppenheim
                                                                        Immobilien-Kapitalanlagegesellsehaft mbH (investment
                                                                        company). Member of Supervisory Board, Oppenheim
                                                                        Beteiligungs-AG (holding company). Chairman of Supervisory
                                                                        Board, Oppenheim Immobilien-kapitalanlagegesellsehaft mbH
                                                                        (investment company). Member of Supervisory Board, Oppenheim
                                                                        Beteiligungs-AG (holding company). Chairman of
                                                                        Administrative Board, Oppenheim Prumerica Asset Management
                                                                        S.a.r.l. (investment company). Member of Supervisory Board,
                                                                        Atradius N.V. (insurance company). Chairman of the Advisory
                                                                        Board of DWS Investment GmbH. Member of the Board of Quindee
                                                                        REIT, Toronto.

--------------------------------------------------------------------------------

                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE             DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------             ------------------------                ------------------------------------


Dr. Kurt W Bock, 46(1)(4)       Member of the Board of Executive        Director of The Germany Fund, Inc. (since 2004). Member of
 Class II                       Directors and CFO, BASF                 the Supervisory Boards of Wintershall AG (since 2003) and
                                Akriengesellschaft (since 2003);        Basell N.V. (since 2003). Member of the Advisory Boards of
                                President, Logistics and Information    WINGAS GmbH (since 2003), WIEH GmbH (since 2003), Landesbank
                                Services, BASF Aktiengesellschaft       Baden- Wurttemberg (since 2003), Initiative D21 (since
                                (2000 to 2003); Chief Financial         2003), DBW ("Die Betriebswirtschaft") (since 2003), and
                                Officer, BASF Corporation (1998 to      Gesellschaft fur Unternehmensplanung (IUP) (since 2004).
                                2000); Managing Director, Robert Bosch  Member of the Boards of BASFIN Corporation (since 2002),
                                Ltda. (1996 to 1998); Senior Vice       Deutsches Rechnungslegungs Standards Committee ("DRSC")
                                President, Finance and Accounting,      (since 2003), Schmalenbachgesellschaft (since 2004), and
                                Robert Bosch GmbH (1994 to 1996);       Jacob Gould Schurman Stiftung (since 2004). Member of the
                                Senior Vice President, Finance, Robert  Trustees of Arbeitskreis Evangelischer Unternehmer ("AEU")
                                Bosch GmbH (1992 to 1994); Head of      (since 2003). Member of the Advisory Council of Deutsche
                                Technology, Planning and Controlling,   Bank AG (since June 2004). Member of the Advisory Board of
                                Engineering Plastics division, BASF     Gebr. Rochling KG (since May 2004).
                                Aktiengesellschaft (1991 to 1992);
                                Executive Assistant to BASF's Chief
                                Financial Officer (1987 to 1991).


John Bult, 68(1)(2)             Chairman, PaineWebber International     Director, The Germany Fund, Inc. (since 1986) and The New
 Class II                       (since 1985)                            Germany Fund, Inc. (since 1990). Director, The Greater China
                                                                        Fund, Inc. (closed end fund).


Ambassador                      Chairman, Diligence LLC, formerly IEP   Director, The Germany Fund, Inc. (since 2000) and The New
 Richard R. Burt, 57(1)(3)      Advisors, Inc. (information             Germany Fund, Inc. (since 2004), as well as other funds in
 Class I                        collection, analysis, consulting and    the Fund Complex as indicated. Board Member, IGT, Inc.
                                intelligence) (since 1998). Chairman    (gaming technology) (since 1995). Board Member, Hollinger
                                of the Board, Weirton Steel Corp.       International (printing and publishing) (since 1995). Board
                                (1996-2004). Partner, McKinsey &        Member, HCL Technologies, Inc. (information technology and
                                Company (1991-1994). U.S. Ambassador    product engineering) (since 1999). Member, Textron
                                to the Federal Republic of Germany      Corporation International Advisory Council (aviation,
                                (1985-1989). Chairman, IEP Advisor,     automotive, industrial operations and finance) (since 1996).
                                LLP (international consulting).         Director, UBS family of Mutual Funds.



--------------------------------------------------------------------------------

                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE             DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------             ------------------------                ------------------------------------


John H. Cannon, 62(1)           Consultant (since 2002); Vice           Director of The New Germany Fund, Inc. (since 1990) and The
 Class I                        President and Treasurer Venator         Germany Fund, Inc. (since 2004).
                                Group/Footlocker Inc. (footwear
                                retailer) (until 2001).


Fred H. Langhammer, 60(1)       Chairman, Global Affairs, The Estee     Director, The Germany Fund, Inc. (since 2003). Director,
 Class III                      Lauder Companies Inc. (manufacturer     Gillette Company. Director, Inditex, S.A (apparel
                                and marketer of cosmetics) (since July  manufacturer and retailer). Director, German-American
                                2004), Chief Executive Officer (since   Chamber of Commerce, Inc. Co-Chairman, American Institute
                                2000), President (since 1995), Chief    for Contemporary German Studies at Johns Hopkins University.
                                Operating Officer (1985-1999),          Senior Fellow, Foreign Policy Association. Director, Japan
                                Managing Director, operations in        Society.
                                Germany (1982-1985), President,
                                operations in Japan (1975-1982).


Christian H. Strenger, 61(1)(2) Director (since 1999) and Managing      Director, The Germany Fund, Inc. (since 1986) and The New
 Class III                      Director (1991-1999) of DWS Investment  Germany Fund, Inc. (since 1990). Member, Supervisory Board,
                                GmbH (investment management).           Fraport AG (international airport business). Board member,
                                                                        Incepta PLC (media and advertising).


Robert H. Wadsworth, 65(1)(3)   President, Robert H. Wadsworth          Director, The Germany Fund, Inc. (since 1986) and The New
 Class II                       Associates, Inc. (consulting firm)      Germany Fund, Inc. (since 1992) as well as other funds in
                                (May 1983-present). Formerly,           the Fund Complex as indicated.
                                President and Trustee, Trust for
                                Investment Managers (registered
                                investment companies) (April 1999-June
                                2002). President, Investment Company
                                Administration, L.L.C. (January
                                1992(5)-July 2001). President,
                                Treasurer and Director, First Fund
                                Distributors, Inc. (mutual fund
                                distribution) (June 1990-January
                                2002). Vice President, Professionally
                                Managed Portfolios (May 1991-January
                                2002) and Advisors Series Trust
                                (registered investment companies)
                                (October 1996-January 2002).

--------------------------------------------------------------------------------

                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE             DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------             ------------------------                ------------------------------------


Werner Walbrol, 67(1)           President and Chief Executive Officer,  Director, The Germany Fund, Inc. (since 1986) and The New
 Class III                      The European American Chamber of        Germany Fund, Inc. (since 2004). Director, TUV Rheinland of
                                Commerce, Inc. Senior Adviser, Coudert  North America, Inc. (independent testing and assessment
                                Brothers LLP. Formerly, President and   services). President and Director, German-American
                                Chief Executive Officer, The German     Partnership Program (student exchange programs). Director,
                                American Chamber of Commerce, Inc.      AXA Art Insurance Corporation (fine art and collectible
                                                                        insurer).

-----------
Each has served as a Director of the Fund since the Fund's inception in 1990 except for Ambassador Burt and Messr. Langhammer. Ambassador Burt was elected to the Board on June 30, 2000 and Messr. Langhammer was elected to the Board on June 24, 2003. The term of office for Directors in Class I expires at the 2007 Annual Meeting, Class II expires at the 2005 Annual Meeting and Class III expires at the 2006 Annual Meeting. Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1) Indicates that Messrs. Bult, Burt, Cannon, Walbrol, Wadsworth and Strenger each also serve as a Director of The Germany Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas, Inc. acts as manager. Indicates that Messrs. Bierbaum, Bock and Langhammer each also serve as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.
(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the investment advisor and manager; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.
(3) Indicates that Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect wholly-owned subsidiary of Deutsche Bank AG.
(4) Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.
(5)   Inception date of corporation which was predecessor to the LLC

OFFICERS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------                      --------------------------------------------

Julian Sluyters, 44                 Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive
   President and Chief              Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia
   Executive Officer                Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                                    Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004);
                                    President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative
                                    Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to
                                    1998) UBS Global Asset Management.

Paul Schubert, 41                   Managing Director, Deutsche Asset Management (July 2004-present);formerly, Executive Director,
   Chief Financial Officer          Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset
                                    Management (1994-2004).

Sandra M. Schaufler, 37             Director, Deutsche Asset Management (2004-present); Director of Equity Sales, HVB  Capital
   Chief Investment Officer(1)      Markets (2001- 2003); Portfolio Manager, Deutsche Asset Management (1997-2001).

Vincent J. Esposito, 48             Managing Director, Deutsche Asset Management (2003 to present). Formerly,  Managing  Director
   Vice President                   and Head of Relationship Management, Putnam Investments (March 1999-2003) and Managing Director
                                    and National Sales Manager, Putnam Investments (March 1997-March 1999).

Charles A. Rizzo, 47                Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director,
   Treasurer                        Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head,
                                    BT Alex. Brown Incorporated (now Deusche Bank Securities Inc.) (1998-1999); Senior Manager,
                                    Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Kathleen Sullivan D'Eramo, 47       Director, Deutsche Asset Management (2002 to present). Formerly Senior Vice President, Zurich
   Assistant Treasurer              Scudder Investments (2000-2002); Vice President, Zurich Scudder Investments and its predecessor companies (1995-2000).

Bruce A. Rosenblum, 44              Director of Deutsche Asset Management (2002 to present); prior thereto, Vice President of
Secretary                           Deutsche Asset Management (2000-2002); and partner with the law firm of Freedman, Levy,
                                    Kroll & Simonds (1997-2000).

----------
Each also serves as an Officer of The Germany Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

 (1) Since June 1, 2004.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------
   The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal year ended October 31,                         2004           2003           2002           2001            2000
                                                   -----------    -----------    -----------    -----------     -----------
Shares repurchased                                   97,300         237,400        201,600        686,975        1,106,500
Shares issued for dividend reinvestment              37,769            --           96,643          --               --
Shares issued in rights offering                    2,555,677          --              --           --               --

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------
   The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. The Voluntary Cash Purchase Program and Dividend Reinvestment Plan has been amended to allow enrollment in the Plan by making an initial cash deposit of at least $250 with the plan agent.

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------
   We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.
   In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street" name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.
   We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

PROXY VOTING
--------------------------------------------------------------------------------
   A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site -- www.ceefund.com or on the SEC's Web site -- www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2004
--------------------------------------------------------------------------------
  SHARES    DESCRIPTION                                           VALUE
----------  -------------                                      -----------

INVESTMENTS IN RUSSIAN SECURITIES--44.7%
            COMMON STOCKS--42.2%
            CRUDE PETROLEUM &
            NATURAL GAS--11.2%
  820,000   Surgutneftegaz (ADR)++ ..........................  $ 32,718,000
                                                               ------------
            CRUDE PETROLEUM
              PIPELINES--0.5%
   38,000   Sibneft (ADR) ...................................     1,406,000
                                                               ------------
            ELECTRIC & OTHER SERVICES COMBINED--2.4%
  218,000   Unified Energy Systems (GDR) ....................     6,862,640
                                                               ------------
            ELECTRIC SERVICES--0.5%
  100,000   Mosenergo (ADR) .................................     1,500,000
                                                               ------------
            INVESTORS--0.3%
   52,000   Vostok Nafta Investment (SDR)* ..................       951,711
                                                               ------------
            FOOD & BEVERAGE--0.2%
   23,000   Efes Breweries International
              (GDR)* ........................................       638,250
                                                               ------------
            MISCELLANEOUS METAL
              ORES--8.2%
  200,000   Mechel Steel Group OAO (ADR)* ...................     4,150,000
  321,000   JSC MMC Norilsk Nickel (ADR) ....................    19,934,100
                                                               ------------
                                                                 24,084,100
                                                               ------------
            NATURAL GAS TRANSMISSION &
              DISTRIBUTION--3.1%
  240,000   OAO Gazprom (ADR)++ .............................     8,966,400
                                                               ------------
            PETROLEUM REFINING--13.0%
  304,500   Lukoil (ADR) ....................................    37,986,375
                                                               ------------
            RADIOTELEPHONE COMMUNICATIONS--0.1%
    3,500   Vimpel Communications (ADR)* ....................       395,990
                                                               ------------
            TELEGRAPH & OTHER MESSAGE COMMUNICATION--0.9%
  200,000   Rostelecom (ADR) ................................     2,750,000
                                                               ------------
            TELEPHONE & TELEGRAPH APPARATUS--1.8%
   35,000   Mobile Telesystems (GDR) ........................     5,136,250
                                                               ------------
              Total Common Stocks
              (cost $87,631,413) ............................   123,395,716
                                                               ------------

            WARRANTS--2.5%
            PIPELINES (NO GAS)--2.5%
    7,750   Transneft Warrants (expire 4/15/05)*
              (Cost $7,618,460) .............................     7,308,310
                                                               ------------
            Total Investments in Russian
              Securities
              (cost $95,249,873) ............................   130,704,026
                                                               ------------

INVESTMENTS IN POLISH COMMON
    STOCKS--21.2%
            GENERAL CONTRACTORS-RESIDENTIAL BUILD--1.3%
  147,518   Echo Investment* ................................     3,708,553
                                                               ------------
            NATIONAL COMMERCIAL
              BANKS--6.9%
   81,746   Bank Pekao ......................................     3,100,627
   38,000   Bank Pekao (GDR)+ ...............................     1,415,500
  243,094   Bank Pekao (GDR) ................................     9,055,252
   49,539   Bank Prezemyslowo-Handlowy ......................     6,634,818
                                                               ------------
                                                                 20,206,197
                                                               ------------
            OPERATIVE BUILDERS--0.2%
   40,842   Budimex* ........................................       571,620
                                                               ------------
            PETROLEUM REFINING--4.9%
  661,102   Polski Koncern Naftowy ..........................     7,114,476
  180,000   Polski Koncern Naftowy (GDR)+ ...................     3,870,000
  149,500   Polski Koncern Naftowy (GDR)++ ..................     3,214,250
                                                               ------------
                                                                 14,198,726
                                                               ------------
            PRIMARY SMELTING AND REFINING OF COPPER--2.0%
  597,029   KGHM Polska Miedz* ..............................     5,863,207
                                                               ------------
            SERVICES-PREPACKAGED SOFTWARE--0.4%
    5,275   Prokom Software* ................................       196,979
   53,758   Prokom Software (GDR)* ..........................       973,020
                                                               ------------
                                                                  1,169,999
                                                               ------------
            TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE)--4.1%
2,020,207   Telekomunikacja Polska ..........................     9,741,663
  490,000   Telekomunikacja Polska (GDR)+ ...................     2,356,900
                                                               ------------
                                                                 12,098,563
                                                               ------------



    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

  SHARES    DESCRIPTION                                           VALUE
----------  -------------                                      -----------

            VITREOUS CHINA PLUMBING FIXTURES--1.4%
  122,239   Cersanit-Krasnystaw* ............................  $  4,115,368
                                                               ------------
            Total Investments in Polish
              Common Stocks
              (cost $27,816,236) ............................    61,932,233
                                                               ------------

INVESTMENTS IN HUNGARIAN COMMON STOCKS--9.3%
            CHEMICALS--1.0%
  293,000   BorsodChem Rt ...................................     2,910,445
                                                               ------------
            NATIONAL COMMERCIAL
              BANKS--3.3%
  337,400   OTP Bank ........................................     8,500,895
   25,000   OTP Bank (GDR) ..................................     1,256,250
                                                               ------------
                                                                  9,757,145
                                                               ------------
            PETROLEUM REFINING--3.3%
  110,000   Mol Magyar Olaj-Es Gazipari Rt ..................     6,134,823
   61,000   Mol Magyar Olaj-Es Gazipari
              Rt (GDR) ......................................     3,333,650
                                                               ------------
                                                                  9,468,473
                                                               ------------
            PHARMACEUTICAL PREPARATIONS--0.2%
    4,300   Gedeon Richter (GDR) ............................       494,500
                                                               ------------
            TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE)--1.5%
  349,804   Matav ...........................................     1,458,648
  133,000   Matav (ADR) .....................................     2,794,330
                                                               ------------
                                                                  4,252,978
                                                               ------------
            Total Investments in Hungarian
              Common Stocks
              (cost $10,671,646) ............................    26,883,541
                                                               ------------

INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS--7.9%
            DRUGS--0.5%
   60,000   Zentiva Nv* .....................................     1,503,568
                                                               ------------
            ELECTRIC SERVICES--2.3%
  600,000   Ceske Energeticke Zavody ........................     6,626,346
                                                               ------------

            NATIONAL COMMERCIAL
              BANKS--2.9%
    4,500   Komercni Banka ..................................       566,106
  189,996   Komercni Banka (GDR) ............................     7,837,335
                                                               ------------
                                                                  8,403,441
                                                               ------------
            TELEPHONE COMMUNICATIONS (NO RADIOTELEPHONE)--2.2%
  496,000   Cesky Telecom ...................................     6,477,739
                                                               ------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $8,377,242) .............................    23,011,094
                                                               ------------

INVESTMENTS IN TURKISH COMMON STOCKS--13.8%
              COMMUNICATIONS
                 SERVICES--2.0%
  934,921,348 Turkcell Iletisim Hizmetleri ..................     5,744,082
                                                               ------------
              COMPUTER PROGRAMMING SERVICES--1.1%
  725,000,000 Beko Electronik ...............................     3,051,598
                                                               ------------
              FLAT GLASS--0.4%
  518,568,000 Trakya Cam Sanayii ............................     1,295,538
                                                               ------------
              FUNCTIONS RELATED TO DEPOSIT BANKING--2.3%
1,630,000,000 Turkiye Is Bankasi ............................     6,750,172
                                                               ------------
              INVESTORS--0.5%
  400,000,000 Haci Omer Sabanci Holding .....................     1,452,816
                                                               ------------
              MISCELLANEOUS
                 FOOD STORES--0.4%
  206,566,000 Migros Turk Tas ...............................     1,269,125
                                                               ------------
              NATIONAL COMMERCIAL
                 BANKS--5.4%
1,237,500,000 Akbank ........................................     5,586,817
  538,000,000 Denizbank As* .................................     1,051,892
2,081,275,500 Finansbank ....................................     2,091,162
  837,917,681 Turkiye Garanti Bankasi As ....................     2,241,271
2,100,000,000 Yapi Ve Kredi Bankasi* ........................     4,733,190
                                                               ------------
                                                                 15,704,332
                                                               ------------
              OIL & GAS--0.9%
  300,000,000 Turkiye Petrol Rafinerileri AS ................     2,769,858
                                                               ------------



    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

  SHARES      DESCRIPTION                                         VALUE
----------    -------------                                    -----------

              RADIO, TV BROADCASTING,
                 AND COMMUNICATION EQUIPMENT--0.8%
  600,000,000 Vestel Elektronik Sanayi* .....................  $  2,301,426
                                                               ------------
              Total Investments in Turkish
                 Common Stocks
                 (cost $38,863,606) .........................    40,338,947
                                                               ------------

INVESTMENTS IN AUSTRIAN COMMON STOCK--2.2%
              NATIONAL COMMERCIAL
                 BANKS--2.2%
      146,740 Erste Bank der Oester Spark
              (Cost $2,753,677) .............................     6,506,701
                                                               ------------
              Total Investments--99.1%
                 (cost $183,732,280) ........................   289,376,542
              Cash and other assets in excess
                 of liabilities--0.9% .......................     2,700,659
                                                               ------------

              NET ASSETS--100.0% ............................  $292,077,201
                                                               ============



-----------
 * Non-income producing security.
 + 144A -- Restricted to resale to institutional investors only.
++ All or a portion of the  securities  were on loan.  (See  Notes to  Financial
   Statements.)
   ADR -- American Depository Receipt
   GDR -- Global Depository Receipt
   SDR -- Swedish Depository Receipt

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004
--------------------------------------------------------------------------------

ASSETS
Investments, at value, (cost $183,732,280) .............................................................   $289,376,542
Cash and foreign currency (cost $3,240,492) ............................................................      3,251,617
Dividend receivable ....................................................................................      1,282,244
Foreign withholding tax refund receivable ..............................................................         78,999
Receivable for securities sold .........................................................................      2,660,215
Interest receivable ....................................................................................         39,034
Other assets ...........................................................................................         23,719
                                                                                                           ------------
   Total assets ........................................................................................    296,712,370
                                                                                                           ------------
LIABILITIES
Payable for securities purchased .......................................................................      4,200,000
Management fee payable .................................................................................        133,034
Investment advisory fee payable ........................................................................         64,816
Payable for Directors' fees and expenses ...............................................................         12,616
Accrued expenses and accounts payable ..................................................................        224,703
                                                                                                           ------------
   Total liabilities ...................................................................................      4,635,169
                                                                                                           ------------
NET ASSETS .............................................................................................   $292,077,201
                                                                                                           ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ..............................................   $276,359,988
Cost of 5,864,443 shares held in treasury ..............................................................    (87,265,513)
Undistributed net investment income ....................................................................        968,234
Accumulated net realized loss on investments and foreign currency transactions .........................     (3,644,947)
Net unrealized appreciation on investments and foreign currency related transactions ...................    105,659,439
                                                                                                           ------------
Net assets .............................................................................................   $292,077,201
                                                                                                           ============
Net asset value per share ($292,077,201 / 10,197,209 shares of common stock issued and outstanding) ....         $28.64
                                                                                                                 ======


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                             FOR THE
                                                                                                               YEAR
                                                                                                               ENDED
                                                                                                         OCTOBER 31, 2004
                                                                                                         ----------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $797,566) ............................................    $ 4,803,658
   Interest ............................................................................................         19,464
   Securities lending, net .............................................................................         26,884
                                                                                                            -----------
Total investment income ................................................................................      4,850,006
                                                                                                            -----------
Expenses
   Management fee ......................................................................................      1,383,100
   Investment advisory fee .............................................................................        683,227
   Custodian and Transfer Agent's fees and expenses ....................................................        354,743
   Reports to shareholders .............................................................................        132,163
   Directors' fees and expenses ........................................................................        101,911
   Legal fee ...........................................................................................        141,782
   Audit fee ...........................................................................................         63,488
   NYSE Listing Fee ....................................................................................         22,233
   Miscellaneous .......................................................................................         95,660
                                                                                                            -----------
   Total expenses before custody credits* ..............................................................      2,978,307
   Less: custody credits ...............................................................................        (21,874)
                                                                                                            -----------
   Net expenses ........................................................................................      2,956,433
                                                                                                            -----------
Net investment income ..................................................................................      1,893,573
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments .........................................................................................     18,650,557
   Foreign currency transactions .......................................................................       (616,364)
Net unrealized appreciation (depreciation) during the period on:
   Investments .........................................................................................     46,577,877
   Translation of other assets and liabilities from foreign currency ...................................         34,895
                                                                                                            -----------
Net gain on investments and foreign currency transactions ..............................................     64,646,965
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................................    $66,540,538
                                                                                                            ===========

--------------
*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE               FOR THE
                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   OCTOBER 31, 2004     OCTOBER 31, 2003
                                                                                   ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income ........................................................    $  1,893,573        $  1,609,887
   Net realized gain (loss) on:
     Investments ................................................................      18,650,557           5,720,860
     Foreign currency transactions ..............................................        (616,364)           (182,715)
   Net unrealized appreciation (depreciation) on:
     Investment transactions during the period ..................................      46,577,877          48,081,122
     Translation of other assets and liabilities from foreign currency ..........          34,895             (23,996)
                                                                                     ------------        ------------
   Net increase in net assets resulting from operations .........................      66,540,538          55,205,158
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income (a) ....................................................      (1,676,612)                 --
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from rights offering of Fund shares (2,555,677
     and 0 shares, respectively) ................................................      50,654,581                  --
   Net proceeds from reinvestment of dividends (37,769 and 0
     shares, respectively) ......................................................         867,169                  --
   Cost of shares repurchased (97,300 and 237,400 shares, respectively) .........      (2,074,803)         (3,905,384)
                                                                                     ------------        ------------
   Net increase (decrease) in net assets from capital share transactions ........      49,446,947          (3,905,384)
                                                                                     ------------        ------------
Total increase in net assets ....................................................     114,310,873          51,299,774

NET ASSETS
Beginning of period .............................................................     177,766,328         126,466,554
                                                                                     ------------        ------------
End of period  (including  undistributed  net  investment  income of
   $968,234 and $1,367,637, as of October 31, 2004 and October 31, 2003,
   respectively) ................................................................    $292,077,201        $177,766,328
                                                                                     ============        ============

-----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of Ordinary Income.


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Central Europe and Russia Fund, Inc. is a non-diversified, closed-end management investment company incorporated in Maryland.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

At  October  31,  2004,  the  Fund's   components  of   distributable   earnings
(accumulated losses) on a tax-basis were as follows:

Undistributed  ordinary income* ............... $  1,654,105
Undistributed net long-term capital gains ..... $         --
Capital loss  carryforward .................... $  3,500,000
Net  unrealized  appreciation ................. $104,653,085

*For tax purposes short-term capital gains are considered ordinary income.

During the year ended October 31, 2004, the Fund reclassified permanent book and tax differences as follows:

                                                                  INCREASE
                                                                 (DECREASE)
                                                                -------------
Undistributed net investment income ...........................   $(616,364)
Undistributed net realized gain on investments
  and foreign currency transactions ...........................     616,364
Paid-in capital ...............................................          --

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS
The Fund had a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"). At its July 12, 2004 Board meeting, the Board approved transferring the Fund's management agreement with Deutsche Bank Securities Inc. to an affiliated company, Deutsche Investment Management Americas Inc. The transfer, which became effective September 1, 2004, does not involve any change in control or actual management of the investment manager, which will provide the same scope of services, will utilize the same people for work on Fund matters and will charge the same fees under the agreement. The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annual effective rate of .88% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG, the German parent of the Manager and Investment Adviser.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2004 were $156,993,318 and $103,773,200, respectively.

The cost of investments at October 31, 2004 was $184,570,804 for United States Federal income tax purposes. Accordingly, as of October 31, 2004, net unrealized appreciation of investments aggregated $104,805,738, of which $107,296,545 and $2,490,807 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carryforward at October 31, 2004 of approximately $3,500,000 which will expire in 2010.

No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
At October 31, 2004, the market value of securities loaned and government securities received as collateral for such loans were $43,834,400 and $46,183,827, respectively. For the year ended October 31, 2004, the Fund earned $26,884 as securities lending fees, net of rebates and agency fees.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 6. CAPITAL AND RIGHTS OFFERING
During the year ended October 31, 2004 and the year ended October 31, 2003, the Fund purchased 97,300 and 237,400 of its shares of common stock on the open market at a total cost of $2,074,803 and $3,905,384, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.35% and 16.9%, respectively. These shares are held in treasury. In addition, during the year ended October 31, 2004 the Fund reissued 37,769 shares held in treasury as part of the dividend reinvestment plan.

During March 2004, the Fund issued 2,555,677 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record on February 24, 2004 were issued one transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every three rights held. These shares were issued at a subscription price of $20.82. Net proceeds to the Fund were $50,654,581 after deducting the solicitation/dealer manager fees of $1,995,345 and expenses of $559,269. The net asset value per share of the Fund's common shareholders was reduced by approximately $2.40 per share as a result of the share issuance.


NOTE 7. DIVIDEND
On December 10, 2004, the Board of Directors of the Fund declared a dividend of $0.17 per share to shareholders of record on December 22, 2004, payable on December 31, 2004.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                                              FOR THE YEARS ENDED OCTOBER 31,
                                                                      ----------------------------------------------------
                                                                       2004       2003        2002       2001      2000
                                                                      -------    -------     -------    -------   -------
Per share operating performance:
Net asset value:
Beginning of period ................................................ $  23.08   $  15.93    $  13.83   $  16.14   $  15.99
                                                                     --------   --------    --------   --------   --------
Net investment income (loss) .......................................      .20        .21        (.07)       .10       (.09)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ...................     7.97       6.86        2.37      (2.70)      (.38)
                                                                     --------   --------    --------   --------   --------
Increase (decrease) from investment operations .....................     8.17       7.07        2.30      (2.60)      (.47)
                                                                     --------   --------    --------   --------   --------
Increase resulting from share repurchases ..........................      .02        .08         .06        .29        .62
                                                                     --------   --------    --------   --------   --------
Distributions from net investment income ...........................     (.22)        --        (.10)        --         --
Distributions from net realized
   foreign currency gains ..........................................       --         --        (.13)        --         --
Distributions from net realized
   short-term capital gains ........................................       --         --          --         --         --
Distributions from net realized
   long-term capital gains .........................................       --         --          --         --         --
                                                                     --------   --------    --------   --------   --------
Total distributions+ ...............................................     (.22)        --        (.23)        --         --
                                                                     --------   --------    --------   --------   --------
Dilution from rights offering ......................................    (2.15)        --          --         --         --
                                                                     --------   --------    --------   --------   --------
Dealer manager fees and offering costs .............................    (0.25)        --          --         --         --
                                                                     --------   --------    --------   --------   --------
Dilution in NAV from dividend reinvestment .........................     (.01)        --        (.03)        --         --
                                                                     --------   --------    --------   --------   --------
Net asset value:
   End of period ................................................... $  28.64   $  23.08    $  15.93   $  13.83   $  16.14
                                                                     ========   ========    ========   ========   ========
Market value
  End of period .................................................... $  24.99   $  21.25    $  13.25   $  10.95   $ 11.875
Total investment return for the period:++
Based upon market value ............................................    18.73%     60.38%      23.43%     (7.79)%    (5.00)%
Based upon net asset value .........................................    35.20%*    44.88%      17.05%    (14.31)%      .94%
Ratio to average net assets:
  Total expenses before custody credits** ..........................     1.27%      1.51%       1.55%      1.66%      1.37%
  Net investment income (loss)                                            .81%      1.00%       (.44)%      .63%      (.44)%
Portfolio turnover .................................................    45.29%     43.88%      57.77%     57.83%     59.17%
Net assets at end of period (000's omitted) ........................ $292,027   $177,766    $126,467   $111,213   $140,923

----------
  +    For U.S. tax purposes, total distributions consisted of:
           Ordinary income                                              $0.22         --       $0.23         --         --
           Long term capital gains                                         --         --          --         --         --
                                                                        -----      -----       -----      -----      -----
                                                                        $0.22         --       $0.23         --         --
                                                                        -----      -----       -----      -----      -----

 ++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
  * Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.
 ** The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.26%, 1.50%, 1.54%, 1.62% and 1.35% for 2004, 2003, 2002,
      2001 and 2000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The Central Europe and Russia Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central Europe and Russia Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
December 21, 2004

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------
   The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

   Under the Plan, participating shareholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan
Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

   The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

   The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

   If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   A shareholder's written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
REPORT OF SHAREHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of The Central Europe and Russia Fund, Inc. was held on June 24, 2004. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):


1. To elect four Directors, three to serve for terms of three years and one to serve for a term of one year, and until their successors are elected and qualify.

                                                       NUMBER OF VOTES
                                                 -------------------------
                                                FOR                  WITHHELD
                                             -----------            -----------
Detlef Bierbaum                               7,921,908              1,267,789
Dr. Kurt W. Bock*                             8,264,767                924,930
Ambassador Richard R. Burt                    7,967,144              1,222,553
John H. Cannon                                8,266,368                923,330

----------
*To serve one-year term.

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending October 31, 2004.

                                                       NUMBER OF VOTES
                                                  -------------------------
                                               FOR         AGAINST     WITHHELD
                                           ----------      -------     --------
                                            8,904,795      241,699      43,204

3. To terminate the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH.

                                                       NUMBER OF VOTES
                                                  -------------------------
                                               FOR         AGAINST     WITHHELD
                                           ----------     ---------    --------
                                            1,430,161     2,579,999     167,866

2004 U.S. TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
   The Fund paid foreign taxes of $797,566 and earned $2,455,426 of foreign source income year during the year ended October 31, 2004. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.08 per share as foreign taxes paid and $.25 per share as income earned from foreign sources for the year ended October 31, 2004.

   For Federal income tax purposes, the Fund designates $5,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-437-6269 IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL, LLP

  INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEF BIERBAUM
  DIRECTOR

  KURT W. BOCK
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARD R. BURT
  DIRECTOR

  JOHN H. CANNON
  DIRECTOR

  FRED H. LANGHAMMER
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  JULIAN F. SLUYTERS
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  PAUL H. SCHUBERT
  CHIEF FINANCIAL OFFICER

  SANDRA M. SCHAUFLER
  CHIEF INVESTMENT OFFICER

  VINCENT J. ESPOSITO
  VICE PRESIDENT

  CHARLES A. RIZZO
  TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  BRUCE A. ROSENBLUM
  SECRETARY

  HONORARY DIRECTOR
  OTTO WOLFF von AMERONGEN

35497 (12/04)

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                              P.O. Box 642, OPS 22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                 Please note that the Fund is producing monthly
               fact sheets which are e-mailed in Acrobat. If you
                  would like to receive these please call our
                        Shareholder Services Department:
                             1-800-437-6269 ext. 0
                  and a representative will take your request.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The Central Europe and Russia Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks long term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

--------------------------------------------------------------------------------
THERE ARE THREE  CLOSED-END  FUNDS  INVESTING  IN EUROPEAN  EQUITIES  MANAGED BY
WHOLLY  OWNED  SUBSIDIARIES  OF THE  DEUTSCHE  BANK GROUP:

o The Germany Fund, Inc.--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).
o The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).
o The Central Europe and Russia Fund, Inc.--investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.
--------------------------------------------------------------------------------

14788

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2004, The Central Europe and Russia Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Robert H. Wadsworth. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       CENTRAL EUROPE AND RUSSIA FUND
                    FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP ("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

            SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


------------------------------- --------------------- --------------------- ---------------------- -------------------
         Fiscal Year                                                                                      All
            Ended                Audit Fees Billed       Audit-Related       Tax Fees Billed to    Other Fees Billed
         October 31,                  to Fund         Fees Billed to Fund           Fund                to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------

2004                                  $66,500                 $185                 $6,700                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003                                  $63,500                $1,205                $9,267                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

        SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND
                 AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. ("DeIM" or the "Manager"), and any entity controlling, controlled by or under common control with DeIM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.



------------------------------- --------------------- ---------------------- -------------------
                                   Audit-Related                                     All
                                   Fees Billed to      Tax Fees Billed to    Other Fees Billed
        Fiscal Year0                Adviser and            Adviser and         to Adviser and
            Ended                 Affiliated Fund        Affiliated Fund      Affiliated Fund
         October 31,             Service Providers      Service Providers    Service Providers
------------------------------- --------------------- ---------------------- -------------------

2004                                  $453,907                 $0                    $0
------------------------------- --------------------- ---------------------- -------------------
2003                                  $662,457               $50,000                 $0
------------------------------- --------------------- ---------------------- -------------------


The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Manager and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.



------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                                      Total Non-Audit
                                                      Fees billed to
                                                        Adviser and
                                                      Affiliated Fund        Total Non-Audit
                                                     Service Providers        Fees billed to
                                                     (engagements              Adviser and
                                                     related directly to     Affiliated Fund
                                 Total               the operations and     Service Providers
                             Non-Audit Fees          financial reporting       (all other
       Fiscal Year           Billed to Fund              of the Fund)        engagements)           Total of (A), (B)
         Ended
      October 31,                  (A)                    (B)                     (C)                   and (C)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

2004                             $6,700                    $0                 $1,153,767             $1,160,467
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2003                             $6,267                 $50,000               $4,947,177             $5,003,444
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Burt, John Cannon, Robert Wadsworth, and Werner Walbroel (Chairman).

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the

Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

         o Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

         o Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

         o Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

         o Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.





ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

- ----------------------------------------------------------------------------------------------------------------------------------
                                  (a)                 (b)                   (c)                          (d)
                                  Total Number of     Average Price Paid    Total Number of              Maximum Number of
Period                            Shares Purchased*   per Share             Shares Purchased as          Shares that May Yet Be
                                                                            Part of Publicly Announced   Purchased Under the
                                                                            Plans or Programs            Plans or Programs
- ----------------------------------------------------------------------------------------------------------------------------------

November 1 through November 30         42,600              $20.93                     n/a                        n/a
December 1 through December 31         49,400              $21.63                     n/a                        n/a
January 1 through January 31            5,300              $23.53                     n/a                        n/a
February 1 through February 29              0                0.00                     n/a                        n/a
March through March 31                      0                0.00                     n/a                        n/a
April 1 through April 30                    0                0.00                     n/a                        n/a
May 1 through May 31                        0                0.00                     n/a                        n/a
June 1 through June 30                      0                0.00                     n/a                        n/a
July 1 through July 31                      0                0.00                     n/a                        n/a
August 1 through August 31                  0                0.00                     n/a                        n/a
September 1 through September 30            0                0.00                     n/a                        n/a
October 1 through October 31                0                0.00                     n/a                        n/a
- ----------------------------------------------------------------------------------------------------------------------------------
Total                                  97,300              $21.43                     n/a                        n/a
- ----------------------------------------------------------------------------------------------------------------------------------


ITEM 9. SUBMISSION OF MATTERS OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.


ITEM 10.  CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Central Europe & Russia Fund, Inc.


By:                                 ___________________________
                                    Julian Sluyters
                                    Principal Executive Officer

Date:                               January 4, 2005
                                    ___________________________


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          The Central Europe & Russia Fund, Inc.


By:                                 ___________________________
                                    Julian Sluyters
                                    Principal Executive Officer

Date:                               January 4, 2005
                                    ___________________________




By:                                 ___________________________
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ___________________________